EXHIBIT 10.2


              AMENDMENT TO EMPLOYMENT AND NONCOMPETITION AGREEMENT

     THIS AMENDMENT TO EMPLOYMENT AND NONCOMPETITION AGREEMENT ("Amendment") is executed this 30th day of March, 1999, by and between AMERICAN MEDICAL SECURITY HOLDINGS, INC., a Wisconsin corporation, (the "Company") and a wholly-owned subsidiary of American Medical Security Group, Inc., a Wisconsin corporation ("AMSG"), and WALLACE J. HILLIARD, an individual ("Employee").

                                    RECITALS

     WHEREAS, the Company and Employee are party to that certain Employment and Noncompetition Agreement dated December 3, 1996 (the "Employment Agreement"); and

     WHEREAS, the Company and Employee have entered into that certain Option Surrender Agreement of even date herewith; and

     WHEREAS, pursuant to Section 5.3 of the Employment Agreement, the parties desire to amend the Employment Agreement to extend the terms of the Employment Agreement for a period of two years and three months.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

1. AMENDMENT TO TERM OF EMPLOYMENT. Section 1.1 of the Employment Agreement shall be deleted in its entirety, and the following shall be inserted in its place:

                    1.1 TERM OF EMPLOYMENT. The Company hereby employs Employee, and Employee hereby accepts employment by the Company, for the period commencing on the date hereof and ending on March 3, 2005, subject to earlier termination as hereinafter set forth in
               Article III (the "Employment Term").

2. AMENDMENT TO POSITION AND DUTIES. The last sentence of Section 1.2 of the Employment Agreement shall be deleted and the following inserted in its place.

          The Company shall provide such secretarial assistance and office space to Employee during the first five (5) years of the employment term as may be reasonably requested by Employee; provided that the Company shall be required to provide secretarial assistance and office space only to the extent consistent with its practice during the first two
          (2) years of this Agreement.

3. AMENDMENT TO BASE SALARY PROVISION. Section 2.1 of the Employment Agreement shall be deleted in its entirety, and the following shall be inserted in its place:

                    2.1 BASE  SALARY.  The Company  shall pay Employee an annual salary as follows:  (i)  $750,000 per year during the first year;
               (ii) $500,000 per year thereafter for the shorter of two years or such time as Employee is not available to devote Employee's entire business time, attention and energies exclusively to the business of the Company (as such determination is made by the Board of Directors including by reason of "disability" as set forth in Section 3.1(c) hereof); (iii) $500,000 per year thereafter for a period of two years and three months ($41,667 per month); and $100,000 per year thereafter for a period of three years ("Base Salary"), payable in accordance with the normal payroll practices of the Company.

4. OTHER TERMS AND CONDITIONS. Except as set forth in this Amendment, all other terms and conditions of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first set forth above.


                             AMERICAN MEDICAL SECURITY HOLDINGS, INC.


                             By:        /S/ TIMOTHY J. MOORE
                                 -----------------------------------------------
                                        Sr. Vice President of Corporate Affairs,
                             Its:       Secretary & General Counsel
                                 -----------------------------------------------


                             EMPLOYEE

                                        /S/ WALLACE J. HILLIARD
                             ---------------------------------------------------
                             Wallace J. Hilliard